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                                                                   EXHIBIT 10.11

                                                             Date: March 8, 1996

To: THE CIT GROUP/BUSINESS CREDIT, INC.
    300 South Grand Avenue
    Los Angeles, CA 90011

                                                                        GUARANTY

                         Re: United Merchandising Corp.
                             (the "Client")

                    Address: 2525 East El Segundo Boulevard
                              El Segundo, CA 90245

Gentlemen:

      Reference is made to that certain Financing Agreement (herein the "Agreement") between you, as Agent, the Lenders thereto and the above-named Client. Terms not otherwise defined herein are as defined in the Agreement. The undersigned hereby uncondionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all now existing and future Obligations of the Client to you, howsoever arising, whether direct or indirect, absolute or contingent, secured or unsecured, whether arising under the Agreement as now written or as amended or supplemented hereafter, or by operation of law or otherwise. Further the undersigned agrees to pay to you on demand the amount of all expenses (including reasonable and documented attorneys' fees) incurred by you in collecting or attempting to collect any of the Client's Obligations to you, whether from the Client, or from any other obligor, or from the undersigned, or in realizing upon any Collateral; and agrees to pay any interest at the Default Rate of Interest set forth in the Agreement on all amounts payable to you hereunder, provided you are entitled to charge the Client the Default Rate of Interest, even if such amount cannot be collected from the Client (all of the aforementioned Obligations, expenses and interest are hereinafter collectively called the "Obligations"). To the extent you receive payment on account of the Obligations guaranteed hereby, which payment is thereafter set aside or required to be repaid by you in whole or in part, then, to the extent of any sum not finally retained by you (regardless of whether such sum is

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recovered from you by the Client, its trustee, or any other party acting for, on behalf of or through the Client or its representative), the undersigned's obligation to you under this Guaranty, as amended, modified or supplemented, shall remain in full force and effect (or be reinstated) until the undersigned have made payment to you therefor, which payment shall be due upon demand.

      The Guaranty is executed as an inducement to the Lenders, acting through the Agent, to make loans or advances to the Client or otherwise to extend credit or financial accommodations to the Client, and to enter into the Agreement with the Client. The undersigned agrees that any of the foregoing shall be deemed to have been done or extended in consideration of and in reliance upon the execution of this Guaranty.

      Notice of acceptance of this Guaranty, the making of loans or advances, or the extension of credit to the Client, the amendment, execution or termination of the Agreement or any other agreements between you, the Lenders and the Client, and presentment, demand, protest, notice of protest, notice of non-payment and all other notices to which the Client or the undersigned may be entitled, and the Agent's and Lenders' reliance on this Guaranty are hereby waived, except to the extent notices are required under the Agreement. The undersigned also waives notice of: changes in terms or extensions of time of payment, the taking and releasing of Collateral or guarantees and the settlement, compromise or release of any Obligations, and agrees that the amount of the Obligations shall not be diminished by any of the foregoing. The undersigned also agrees that the Agent need not attempt to collect any obligations from the Client or other obligors or to realize upon any Collateral, but may require the undersigned to make immediate payment of Obligations when due or at any time thereafter. Neither the Agent nor the Lenders shall be liable for failure to collect Obligations or to realize upon any Collateral therefor, or any part thereof, or for any delay in so doing, nor shall they be under any obligation to take any action whatsoever with regard thereto.

      This Guaranty is absolute, unconditional and continuing, regardless of the validity, regularity or enforceability of any of the Obligations or the fact that a security interest or lien in any Collateral may not be enforceable or may otherwise be subject to equities or defenses or prior claims in favor of others or may be invalid or defective in any way and for any reason, including any action, or failure to act, on the Agent's part. Payment by the undersigned shall be made to you at your office from time to time on demand as Obligations become due, and one or more successive or concurrent actions may be brought hereon against the undersigned either in the same action in which the Client is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guaranty, is made or brought against the undersigned, the undersigned agrees not to assert against the Agent or any Lender any set-off or counterclaim which the Client may have (other than

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payment in full), and further the undersigned agrees not to deduct, set-off, or seek to counterclaim for or recoup, any amounts which are or may be owed by the Agent or any Lender to the undersigned, or for any loss of contribution from any other guarantor. Furthermore, in any litigation based on the Guaranty in which the Agent or any Lender and the undersigned shall be adverse parties, the undersigned hereby waives trial by jury and waives the right to interpose any defense based upon any Statute of Limitations or any claim of laches and waives the performance of each and every condition precedent to which the undersigned might otherwise be entitled by law. The undersigned hereby consents to the in personam jurisdiction of the courts of California. In the event that the Agent brings any action or suit in any court of record of California or the Federal Government to enforce any or all liabilities of the undersigned hereunder, service of process may be made on the undersigned by mailing a copy of the summons to the undersigned at the address below set forth by registered or certified mail, return receipt requested.

      Until satisfaction of the Obligations and termination of the Agreement, the undersigned shall have no right of subrogation, indemnification or recourse to any Obligations or collateral or guarantees therefor, or to any assets of the Client with respect to any payments made, or to be made, under this Guaranty.

      In the event an Event of Default under the Agreement shall occur and not be waived, then the liability of the undersigned for the entire Obligations shall mature even if you are not permitted or allowed to pursue the Client for payment of the Obligations.

      This Guaranty may be terminated i) by the undersigned only on an Anniversary Date, and then only upon actual receipt by one of the Agent's officers of at least one hundred and twenty (120) days prior written notice of termination sent by registered or certified mail; provided however, that the undersigned shall remain bound hereunder, and this Guaranty shall continue in full force and effect, with respect to any and all Obligations created or arising prior to the effective date of such termination and with respect to any and all extensions, renewals or modifications of said pre-exising Obligations or
ii) upon termination of the Agreement and payment in full of the Obligations. This is a continuing agreement and written notice as above provided shall be the only means of termination, notwithstanding the fact that for certain periods of time there may be no Obligations owing by the Client. As used herein, "Anniversary Date" shall mean the date three (3) years from the date of the Agreement and the same date in every year thereof.

      Your books and records showing the account between you and the Client shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. Your monthly statements rendered to the Client shall be binding upon the undersigned (whether or not the undersigned received copies

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thereof) and, shall constitute an account stated between you, as Agent for the
Lenders, and the Client, unless you shall have received a written statement of the Client's exceptions within ninety (90) days after the statement was mailed to the Client.

      This Guaranty embodies the whole agreement of the parties and may not be modified except in writing, and no course of dealing between you, as Agent for the Lenders, and the undersigned shall be effective to change or modify this Guaranty. Your failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. No knowledge of any breach or other nonobservance by the undersigned of the terms and provisions of this Guaranty shall constitute a waiver thereof, nor a waiver of any obligations to be performed by the undersigned hereunder.

      Upon a default by the Client, you may elect to nonjudicially or judicially foreclose against any real or personal property security you hold for the Obligations, or any part thereof, or exercise any other remedy against the Client or any security. No such action by you, as Agent for the Lenders, will release or limit the liability of the undersigned hereunder, even if the effect of that action is to deprive the undersigned of the right to collect reimbursement from the Client for any sums paid to you, as Agent for the Lenders.

      Without limiting the forgoing or any provision hereof, the undersigned hereby expressly waives any and all benefits which might otherwise be available under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2849, 2850,
2899 and 3433, and California Code of Civil Procedure Sections 580a, 580b, 58Od and 726, or any of such sections.

      The undersigned represents and warrants that the execution, delivery and performance of this Guaranty, and of any documents securing the Obigations under this Guaranty, (a) are not done with actual intent to hinder, delay or defraud creditors, (b) are not done at a time when the fair value of its assets are less than its debts, including, without limitation, its obligations, valued at fair value, (c) are not done at a time when it intends or believes or reasonably should believe that it will incur debts beyond its ability to pay as such debts mature or otherwise become due, and (d) based upon its historical needs and future projections, are not done at a time when it is engaged in business or a transaction, or is about to engage in business or a transaction, for which the property remaining in its hand is an unreasonably small capital or for which its remaining assets are unreasonably small in relation to such business or transaction absent extraordinary and unforeseen circumstances.

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      This instrument is executed and given in addition to, and not in substitution, reduction, replacement, or satisfaction of any other endorsements or guarantees of the Obligations, now existing or hereafter executed, by the undersigned, or others in your favor.

      This agreement shall inure to the benefit of you as Agent, the Lenders and their successors and assigns; shall be binding upon the undersigned and upon the respective successors and assigns of the undersigned; and shall pertain to the Client and its successors and assigns. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed an original and such counterparts shall together constitute but one and the same document.

      This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

      IN WITNESS WHEREOF the undersigned have executed and delivered this Guaranty effective as of the date above set forth.

                                         BIG 5 CORPORATION

                                         By: /s/[ILLEGABLE]
                                            -----------------------------
                                         Title: President

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